[LAIDLAW ENVIRONMENTAL SERVICES INC. LETTERHEAD]

Dear Fellow Safety-Kleen Corp. Shareholder:


     This revised Letter of Transmittal enables you to exchange each of your shares of Common Stock of Safety-Kleen (and associated share purchase rights*) for $18.30 net in cash and 2.8 shares of Laidlaw Environmental Common Stock of Laidlaw Environmental Services, Inc. Please follow the instructions in this revised Letter of Transmittal in order to exchange your shares (and rights).



     Our offer will expire at 12:00 midnight, New York City time, on March 31, 1998 (the "Expiration Date") unless extended. Shares (and rights) which are tendered may be withdrawn at any time prior to the Expiration Date. Please note that if you previously tendered shares of Safety-Kleen Common Stock pursuant to our offer and have not withdrawn the tender, you will receive the consideration described in the Supplement without taking any further action.


     For further information or assistance regarding our offer please call our representatives listed on the last page of this Letter of Transmittal.

                                          Sincerely,

                                          /s/ Kenneth W. Winger
                                          Kenneth W. Winger,
                                          President and Chief Executive Officer

---------------

 * A tender of shares will be invalid unless accompanied by a tender of the associated rights.

                                                                 EXHIBIT (A)(38)


--------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

      NEW YORK CITY TIME, ON MARCH 31, 1998, UNLESS THE OFFER IS EXTENDED.

--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES
                (INCLUDING THE ASSOCIATED SHARE PURCHASE RIGHTS)

                                       OF

                               SAFETY-KLEEN CORP.


           PURSUANT TO THE OFFER TO EXCHANGE DATED JANUARY 15, 1998,


                  THE AMENDMENT THERETO DATED JANUARY 28, 1998


                AND THE SUPPLEMENT THERETO DATED MARCH 18, 1998


                                       BY

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.

                                      AND

                             LES ACQUISITION, INC.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.

                        The Depositary for the Offer is:
                       IBJ SCHRODER BANK & TRUST COMPANY

            By Mail:                  By Facsimile Transmission:      By Hand or Overnight Delivery:
           P.O. BOX 84             (FOR ELIGIBLE INSTITUTIONS ONLY)          ONE STATE STREET
      BOWLING GREEN STATION                 (212) 858-2611                  NEW YORK, NY 10004
     NEW YORK, NY 10274-0084            CONFIRM BY TELEPHONE:         ATTN: REORGANIZATION DEPARTMENT
   ATTN: REORGANIZATION DEPT.               (212) 858-2103           SECURITIES PROCESSING WINDOW SC-1

DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE COPY TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.


     This revised pink Letter of Transmittal or the previously circulated (yellow or blue) Letter of Transmittal is to be completed by shareholders if certificates for Shares (as defined below) are to be forwarded herewith or (unless an Agent's message (as defined in the Amended Prospectus/Offer to Exchange dated January 28, 1998 (the "Amended Exchange Offer")) is utilized) if tenders of Shares are to be made by book-entry transfer to the account of IBJ Schroder Bank & Trust Company as Depositary (the "Depositary") maintained at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Laidlaw Environmental
Offer -- Procedure for Tendering" in the Amended Exchange Offer or under the caption "Tender of Shares" in the Supplement to the Amended Exchange Offer dated March 18, 1998 (the "Supplement"). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."



     Shareholders whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date, (as defined under the caption "Expiration Date" in the Supplement) or who cannot complete the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in the Amended Exchange Offer. See Instruction 2 of this revised Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

   NAME OF TENDERING INSTITUTION
--------------------------------------------------------------------------------
   ACCOUNT NUMBER
--------------------------------------------------------------------------------
   TRANSACTION CODE NUMBER
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   NAME(S) OF REGISTERED HOLDER(S)
--------------------------------------------------------------------------------
   DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY
--------------------------------------------------------------------------------
   NAME OF INSTITUTION WHICH GUARANTEED DELIVERY
--------------------------------------------------------------------------------
   WINDOW TICKET NUMBER (IF ANY)
--------------------------------------------------------------------------------
   ACCOUNT NUMBER (IF DELIVERED BY BOOK-ENTRY TRANSFER)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)           SHARES CERTIFICATE(S) AND SHARE(S) TENDERED
                 ON SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                  SHARE             OF SHARES            NUMBER
                                                              CERTIFICATE*        EVIDENCED BY          OF SHARES
                                                                NUMBER(S)        CERTIFICATE(S)*       TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the
    Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                            SHAREHOLDER'S AGREEMENT

LADIES AND GENTLEMEN:


     The undersigned hereby tenders to Laidlaw Environmental Services, Inc., and LES Acquisition Corp., an indirect, wholly-owned subsidiary of Laidlaw Environmental Services, Inc., each a Delaware corporation (together, the "Purchaser"), the above-described shares of common stock, par value $.10 per share (the "Shares"), of Safety-Kleen Corp., a Wisconsin corporation ("Safety-Kleen"), and the associated Common Share Purchase Rights, (the "Rights"; unless the context otherwise requires, such Rights are deemed to be included in all references to the "Shares") issued pursuant to the Rights Agreement, dated as of November 9, 1988, between Safety-Kleen and First National Bank of Chicago, as Rights Agent, as amended by a First Amendment to Rights Agreement dated as of August 10, 1990, a Second Amendment to Rights Agreement dated as of November 20, 1997 a Third Amendment to Rights Agreement dated as of March 11, 1998, and a Fourth Amendment to Rights Agreement dated as of March 16, 1998 (as so amended, the "Rights Agreement") pursuant to the Laidlaw Environmental offer to exchange all of the outstanding Shares at a price of $18.30 per Share net to the seller in cash (the "Cash Consideration") and 2.8 shares of Common Stock, par value $1.00 per share, of Laidlaw Environmental Services Inc. ("Laidlaw Environmental Common Stock") (the "Stock Consideration") upon the terms and subject to the conditions set forth in (a) the Supplement to the Amended Exchange Offer (as defined below) dated March 18, 1998 (the "Supplement") and, (b) to the extent not amended in the Supplement, the Amended Prospectus/Offer to Exchange dated January 28, 1998 (the "Amended Exchange Offer"), receipt of which is hereby acknowledged, and the related Letter of Transmittal (which, together with the Amended Exchange Offer and the Supplement, together with any amendments or supplements thereto, constitutes the "Laidlaw Environmental Offer").


     Subject to, and effective upon, acceptance for payment for the Shares validly tendered herewith in accordance with the terms of the Laidlaw Environmental Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all Shares tendered hereby that are exchanged pursuant to the Laidlaw Environmental Offer and any and all dividends, distributions (including additional Shares) and rights declared, paid, issued or issuable with respect to the tendered Shares after the date of the Laidlaw Environmental Offer and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser on Safety-Kleen's stock transfer records of the Shares tendered herewith (collectively, a "Distribution") and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distribution) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Share Certificates (and any Distributions) for cancellation and transfer of such Shares on Safety-Kleen's books, and (c) receive all benefits (including all dividends or distributions resulting from any stock split, combination or exchange of Shares) and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions) all in accordance with the terms of the Laidlaw Environmental Offer.

     The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of such shareholder rights, with respect to all of the Shares tendered thereby (and any Distributions) which have been accepted for payment by the Purchaser prior to the time of such vote or action and with respect to any and all other shares or other securities issued or issuable in respect of such Shares after the date of the Laidlaw Environmental Offer. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Laidlaw Environmental Offer. Such acceptance for payment shall revoke all other proxies or powers of attorney granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies or powers of attorney will be given (or if given, will be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of Safety-Kleen's shareholders or any adjournment or postponement thereof, by consent in lieu of any such meeting or otherwise. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares (and any Distributions) for payment the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any signature guarantee or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions with respect to the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. Any obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, successors and assigns of the undersigned.


     Tenders of Shares (and Rights, if applicable) made pursuant to the Laidlaw Environmental Offer are irrevocable, except that Shares (and Rights, if applicable) tendered pursuant to the Laidlaw Environmental Offer may be withdrawn at any time prior to the Expiration Date (as defined under the caption "Expiration Date" in the Supplement).



     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described under the caption "The Laidlaw Environmental
Offer -- Procedure for Tendering" in the Amended Exchange Offer, under the caption "Tender of Shares" in the Supplement and in the instructions hereto, and acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Laidlaw Environmental Offer.


     Unless otherwise indicated herein under "Special Payment Instructions," please issue the Laidlaw Environmental Common Stock certificate(s) for Stock Consideration and the check for the Cash Consideration and for cash in lieu of fractional Shares and/or return any certificate(s) for Shares not tendered or not accepted for payments in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check and Laidlaw Environmental Common Stock certificate(s) for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check and Laidlaw Environmental Common Stock certificate(s) for the purchase price and/or issue any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificate(s) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please return any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

     [ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

          Number of Shares represented by the lost or destroyed certificates:______________

          Please fill in the remainder of this Letter of Transmittal.

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check and the Laidlaw Environmental Common Stock certificates for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue [ ] certificate(s)

         [ ] check and Laidlaw Environmental Stock certificates to:

   Name:
   --------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
   --------------------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth at the Book-Entry Transfer Facility:

        ---------------------------------------------------------------
                                 ACCOUNT NUMBER
        ===============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificate(s) for Shares not tendered or not purchased and/or the check and the Laidlaw Environmental Common Stock certificates for the purchase price of Shares purchased are to be sent to someone other than that shown under "Description of Shares Tendered".

   Mail [ ] certificate(s)

        [ ] check and Laidlaw Environmental Stock certificates to:

   Name:
   --------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
   --------------------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

        ---------------------------------------------------------------

                                   IMPORTANT

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:                     , 1998
---------------------------

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code and Telephone Number)
--------------------------------------------------------------------------------

(Tax Identification or Social Security Number)
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------

Dated:                     , 1998.
---------------------------

                                  INSTRUCTIONS

  FORMING PART OF THE TERMS AND CONDITIONS OF THE LAIDLAW ENVIRONMENTAL OFFER


     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.



     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal (or a manually signed facsimile thereof) is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under the caption "The Laidlaw Environmental Offer -- Procedure for Tendering" in the Amended Exchange Offer. Except as hereinafter provided, for a shareholder to tender Shares validly, certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at one of the appropriate addresses set forth herein and must be received by the Depositary on or prior to the Expiration Date (as defined under the caption "Expiration Date" in the Supplement).


     If stock certificates are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date or a shareholder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Shares may be tendered if all the following conditions are met: (a) such tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser is received by the Depositary on or prior to the Expiration Date; and (c) the certificates for all physically delivered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, are received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Depositary and must include a signature guaranteed by an Eligible Institution and otherwise comply with the guaranteed delivery procedures set forth under the caption "The Laidlaw Environmental Offer -- Procedure for Tendering" in the Amended Exchange Offer.


     Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. Unless the Safety-Kleen Distribution Date (as defined in the Amended Exchange Offer) occurs, a tender of Shares will constitute a tender of the associated Rights. If the Safety-Kleen Distribution Date occurs and separate certificates representing the Rights are distributed by Safety-Kleen or the Rights Agent (as defined in the Amended Exchange Offer) to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Laidlaw Environmental Offer, certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary, or if available, a Book-Entry Confirmation received by the Depositary with respect thereto, in order for such Shares to be validly tendered. If the Safety-Kleen Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered pursuant to the Laidlaw Environmental Offer, Rights may be tendered prior to the shareholder receiving the certificates for Rights by use of the guaranteed delivery procedure described above. If Rights certificates are distributed but are not available to a shareholder prior to the time Shares are tendered pursuant to the Laidlaw Environmental Offer, a tender of Shares constitutes an agreement by the tendering shareholder to deliver to the Depositary pursuant to the guaranteed delivery procedure described herein, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Transmittal for delivery of Rights certificates or a Book-Entry Confirmation for Rights (the "Rights Delivery Period"), Rights certificates representing a number of Rights equal to the number of Shares tendered. Laidlaw Environmental reserves the right to require that it receive such Rights certificates (or a Book-Entry Confirmation with respect to such Rights) prior to accepting Shares for exchange. If Rights certificates are distributed, Laidlaw Environmental will distribute a separate letter of transmittal for such Rights certificates. If Rights certificates are tendered separately from Shares, then a properly completed Letter of Transmittal for Rights certificates (or manually executed facsimile thereof) must be submitted with respect to such Rights. Laidlaw Environmental reserves the right to require that it receive such Rights certificates (or a Book-Entry Confirmation with respect to such Rights) prior to accepting Shares for exchange.

     THE METHOD OF DELIVERY OF STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDERS AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) but which were not tendered by you will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

          (b) If any of the tendered Shares are registered in different names on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (c) If the Shares tendered are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

          (d) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

          (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement of certificates or separate stock powers are required. If, however, payment is to be made to, or the certificate(s) for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), then the certificate(s) transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

          (f) If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) tendered, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution unless the signature is that of an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, transfer taxes on the exchange of Shares pursuant to the Laidlaw Environmental Offer will be paid by or on behalf of the Purchaser. If, however, a check or shares of Laidlaw Environmental Common Stock for the purchase price are to be issued to, or if certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check or shares of Laidlaw Environmental Common Stock for the purchase price of any Shares tendered hereby are to be issued, or certificate(s) representing Shares not tendered or not purchased are to be issued or returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes in this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including timeless of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders, if any, determined by it to be not in appropriate form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Laidlaw Environmental Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Purchaser's interpretations of the terms and conditions of the Laidlaw Environmental Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary or Morrow & Co., Inc. (the "Information Agent") or any other person will be under duty to give notification of any defects or irregularities in tenders, or incur any liability for failure to give such notification. Tenders will not be deemed to have been validly made until all defects and irregularities have been cured or waived.

     9. BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with his correct taxpayer identification number ("TIN") and certain other information on Substitute Form W-9 (provided below). If such shareholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the taxpayer identification number is its Employee Identification Number. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute

Form W-9" for additional guidance on which number to report. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments made to such shareholder with respect to Shares purchased pursuant to the Laidlaw Environmental Offer may be subject to federal income tax backup withholding. To prevent federal income tax backup withholding on payments made to a shareholder with respect to Shares purchased pursuant to the Laidlaw Environmental Offer, each shareholder is required to notify the Depositary with his correct taxpayer identification number by completing the form certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to federal income tax backup withholding.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these federal income tax backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained from the Internal Revenue Service.

     The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number. The Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Supplement, the Amended Exchange Offer, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at its respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                                                                               TIN: ---------------------
     FORM W-9                     PART 1 -- PLEASE PROVIDE YOUR CORRECT TIN AND CERTIFY      SOCIAL SECURITY NUMBER
                                  BY SIGNING AND DATING BELOW.                                     OR EMPLOYER
                                                                                              IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------

    DEPARTMENT OF THE TREASURY    ---------------------------------------------------                PART 2
    INTERNAL REVENUE SERVICE      NAME (PLEASE PRINT)                                             AWAITING [ ]
                                                                                                       TIN
    PAYER'S REQUEST FOR         -----------------------------------------------------
    TAXPAYER IDENTIFICATION       ADDRESS
    NUMBER ("TIN") AND
    CERTIFICATION               -----------------------------------------------------
                                           CITY         STATE         ZIP CODE
                                ----------------------------------------------------------------------------------------
                                  PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE
                                  INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE AND (2) I AM NOT
                                  SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                                  REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A
                                  FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO
                                  LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE
                                  BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER
                                  REPORTING INTEREST OR DIVIDENDS ON YOUR RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY
                                  THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION
                                  FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT
                                  ITEM (2)).
                                  SIGNATURE __________  DATE __________
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 2 OF SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.
     -------------------------------------------------------------------  ------------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

         The Information Agent for the Laidlaw Environmental Offer is:

                               MORROW & CO., INC.
                                909 Third Avenue
                                   20th Floor
                               New York, NY 10022
                                 (212)754-8000
                            Toll Free (800)566-9061

                     Banks and Brokerage firms please call:
                                 (800)662-5200

           The Dealer Manager for the Laidlaw Environmental Offer is:

                            BEAR, STEARNS & CO. INC.
                                245 Park Avenue
                               New York, NY 10167
                                 (212)499-2403
                            Toll Free (888)285-3977